UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 19, 2014

Flushing Financial Corporation
(Exact name of registrant as specified in its charter)

001-33013
(Commission File Number)

Delaware
(State or other jurisdiction of incorporation)

11-3209278
(IRS Employer Identification No.)

1979 Marcus Avenue, Suite E140, Lake Success, New York 11042
(Address of principal executive offices)

(718) 961-5400
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Flushing Financial Corporation, the parent holding company for Flushing Bank (the "Bank"), today announced that the Board of Directors declared a quarterly dividend on its common stock of $0.15 per common share, payable on September 26, 2014 to shareholders of record at the close of business on Semptember 5, 2014. The Board also announced the authorization to purchase up to 1,000,000 shares of its common stock. Attached as Exhibit 99.1 is the press release of Flushing Financial Corporation dated August 19, 2014.

Item 9.01. Financial Statements and Exhibits.

99.1.	Press release of Flushing Financial Corporation dated August 19, 2014, "Flushing Financial Corporation Declares Quarterly Dividend of $0.15 Per Share and Announces Authorization of Stock Repurchase Program"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flushing Financial Corporation
Date: August 19, 2014	By:	/s/ DAVID FRY David Fry
	Title:	Senior Executive Vice President and Chief Financial Officer